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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 10, 1999


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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Item 5.  Other Events

A Procedural Order has been issued by the Arizona Corporation Commission (ACC) extending the hearing on the proposed settlement reached with the staff of the ACC and the Regulatory Utility Consumers Office regarding the proposed merger of Southwest Gas Corporation into a wholly owned subsidiary of ONEOK, Inc. from September 1, 1999 to November 4, 1999, or as soon thereafter as is practical. The purpose of the extension is to allow the submission of additional testimony and evidence. In addition, the ACC has permitted the Arizona Utility Investors Association to intervene in support of the proposed merger.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            SOUTHWEST GAS CORPORATION




Date: September 10, 1999                            /s/ JEFFREY W. SHAW
                                            ------------------------------------
                                                      Jeffrey W. Shaw
                                               Vice President and Treasurer